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                                                                      Exhibit 23



                        CONSENT OF DELOITTE & TOUCHE LLP


   We consent to the incorporation by reference in Registration Statements No. 33-21095, 33-40263, 33-53952, 33-5214, 2-97766, 33-5218 and 33-42696 of The
Coastal Corporation on Forms S-8 and Registration Statement No. 33-48435 of The Coastal Corporation on Form S-3 of our report dated February 2, 1995, appearing in this Annual Report on Form 10-K of The Coastal Corporation for the year ended December 31, 1994.



DELOITTE & TOUCHE LLP



Houston, Texas
March 28, 1995